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              BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III
                 SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES
                    SERIES 1997-2, INVESTOR NUMBER 19972002

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MONTHLY SERVICING SUMMARY                                                                         PERIOD ENDING:         12/31/97
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   Pass Through
                                                                                       Rate            Balance        Pool Factor
                                                                                  -------------   ---------------    --------------
                                                             BOP Scheduled Pool                   $497,997,054.29        99.5994322%
Determination Date:                    01/07/98              EOP Scheduled Pool                    495,760,060.32        99.1520333%
Remittance Date:                       01/12/98           Class A-1 Certificate           5.8250%   25,260,167.32        85.6276858%
                                                          Class A-2 Certificate           6.1300%   49,000,000.00       100.0000000%
                                                          Class A-3 Certificate           6.2300%   45,000,000.00       100.0000000%
                                                          Class A-4 Certificate           6.3100%   50,000,000.00       100.0000000%
                                                          Class A-5 Certificate           6.3900%   33,000,000.00       100.0000000%
Prior Period WAC                          10.53%          Class A-6 Certificate           6.4700%   32,000,000.00       100.0000000%
Current Period WAC                        10.53%          Class A-7 Certificate           6.6900%   51,000,000.00       100.0000000%
                                                          Class A-8 Certificate           6.7900%   52,000,000.00       100.0000000%
Senior Percentage                        100.00%          Class A-9 Certificate           7.0900%   68,500,000.00       100.0000000%
Class M Percentage                         0.00%         Class A-IO Certificate           0.1500%
Class B Percentage                         0.00%            Class M Certificate           6.9000%   41,250,000.00       100.0000000%
                                                          Class B-1 Certificate           7.0700%   32,500,000.00       100.0000000%
                                                          Class B-2 Certificate           8.4000%   16,249,893.00       100.0000000%
I.   RECAP OF POOL:                       Loan
                                          Count                    CLASS A-1        CLASS A-2        CLASS A-3         CLASS A-4
                                         ------                  --------------   --------------  ---------------    --------------
     Beginning Certificate Balance       15,982                  $27,497,161.29   $49,000,000.00   $45,000,000.00    $50,000,000.00
     Scheduled Principal Reduction                                  (656,991.11)            0.00             0.00              0.00
     Partial Principal Prepayments                                  (180,996.91)            0.00             0.00              0.00
     Principal Prepayments In Full          (45)                  (1,299,993.91)            0.00             0.00              0.00
     Contract Liquidations                   (5)                     (99,012.04)            0.00             0.00              0.00
     Contract Repurchases                     0                            0.00             0.00             0.00              0.00
     Previously Undistributed Shortfalls                                   0.00             0.00             0.00              0.00
                                         ------                  --------------   --------------  ---------------    --------------
     Remaining Certificate Balance       15,932                  $25,260,167.32   $49,000,000.00   $45,000,000.00    $50,000,000.00
                                         ------                  --------------   --------------  ---------------    --------------
                                         ------                  --------------   --------------  ---------------    --------------

                                                                    CLASS A-5       CLASS A-6        CLASS A-7         CLASS A-8
                                                                 --------------   --------------  ---------------    --------------
     Beginning Certificate Balance                               $33,000,000.00   $32,000,000.00   $51,000,000.00    $52,000,000.00
     Scheduled Principal Reduction                                         0.00             0.00             0.00              0.00
     Partial Principal Prepayments                                         0.00             0.00             0.00              0.00
     Principal Prepayments In Full                                         0.00             0.00             0.00              0.00
     Contract Liquidations                                                 0.00             0.00             0.00              0.00
     Contract Repurchases                                                  0.00             0.00             0.00              0.00
     Previously Undistributed Shortfalls                                   0.00             0.00             0.00              0.00
                                                                 --------------   --------------  ---------------    --------------
     Remaining Certificate Balance                               $33,000,000.00   $32,000,000.00   $51,000,000.00    $52,000,000.00
                                                                 --------------   --------------  ---------------    --------------
                                                                 --------------   --------------  ---------------    --------------

                                                                    CLASS A-9         CLASS M        CLASS B-1         CLASS B-2
                                                                 --------------   --------------  ---------------    --------------
     Beginning Certificate Balance                               $68,500,000.00   $41,250,000.00   $32,500,000.00    $16,249,893.00
     Scheduled Principal Reduction                                         0.00             0.00             0.00              0.00
     Partial Principal Prepayments                                         0.00             0.00             0.00              0.00
     Principal Prepayments In Full                                         0.00             0.00             0.00              0.00
     Contract Liquidations                                                 0.00             0.00             0.00              0.00
     Contract Repurchases                                                  0.00             0.00             0.00              0.00
     Previously Undistributed Shortfalls                                   0.00             0.00             0.00              0.00
                                                                 --------------   --------------  ---------------    --------------
     Remaining Certificate Balance                               $68,500,000.00   $41,250,000.00   $32,500,000.00    $16,249,893.00
                                                                 --------------   --------------  ---------------    --------------
                                                                 --------------   --------------  ---------------    --------------
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II.  DISTRIBUTIONS:

                                                                  CLASS A-1         CLASS A-2       CLASS A-3         CLASS A-4
                                                                --------------   --------------  ---------------    --------------
     Principal Distribution Amount                               $2,236,993.97             $0.00            $0.00             $0.00
     Interest Distribution Amount                                   146,823.38        250,308.33       233,625.00        262,916.67
     Unpaid Interest Shortfall                                            0.00              0.00             0.00              0.00
                                                                --------------   --------------  ---------------    --------------
     Total Distribution                                          $2,383,817.35       $250,308.33      $233,625.00       $262,916.67
                                                                --------------   --------------  ---------------    --------------
                                                                --------------   --------------  ---------------    --------------

                                                                  CLASS A-5        CLASS A-6       CLASS A-7          CLASS A-8
                                                                --------------   --------------  ---------------    --------------
     Principal Distribution Amount                                       $0.00             $0.00            $0.00             $0.00
     Interest Distribution Amount                                   175,725.00        172,533.33       284,325.00        294,233.33
     Unpaid Interest Shortfall                                            0.00              0.00             0.00              0.00
                                                                --------------   --------------  ---------------    --------------
     Total Distribution                                            $175,725.00       $172,533.33      $284,325.00       $294,233.33
                                                                --------------   --------------  ---------------    --------------
                                                                --------------   --------------  ---------------    --------------

                                                                 CLASS A-9         CLASS A-1O       CLASS M
                                                               --------------   --------------  ---------------
     Principal Distribution Amount                                       $0.00                              $0.00
     Interest Distribution Amount                                   404,720.83         62,249.63       237,187.50
     Unpaid Interest Shortfall                                            0.00                               0.00
                                                                --------------   --------------  ---------------
     Total Distribution                                            $404,720.83        $62,249.63      $237,187.50
                                                                --------------   --------------  ---------------
                                                                --------------   --------------  ---------------

                                                                 CLASS B-1        CLASS B-2
                                                               --------------   --------------

     Principal Distribution Amount                                       $0.00             $0.00
     Interest Distribution Amount                                   191,479.17        113,749.25
     Unpaid Interest Shortfall                                            0.00              0.00
                                                                --------------   --------------
     Total Distribution                                            $191,479.17       $113,749.25
                                                                --------------   --------------
                                                                --------------   --------------


III. SCHEDULED MONTHLY MORTGAGE PAYMENTS (P&I):
                                                                 Total P&I ...                      $5,026,915.26
                                                            Gross Interest ...                      (4,369,924.15)
                                                                                                  ---------------
                                                       Scheduled Principal ...                         656,991.11
                                                                                                  ---------------
                                                                                                  ---------------
IV.  SERVICING FEE:                                                                                   $414,997.55
                                                                                                  ---------------
                                                                                                  ---------------


V.   DELINQUENCY INFORMATION:
                                                            Days Delinquent              Number    Actual Balance
                                                            ---------------             --------   --------------
                                                                  31 - 59                    217    $6,272,904.34
                                                                  60 - 89                     58     1,783,514.02
                                                                 90 or more                    7       267,621.46
                                                                --------------   --------------  ---------------
                                                              Total Delinquent               282    $8,324,039.82
                                                                                  --------------  ---------------
                                                                                  --------------  ---------------


VI.      REPOSSESSION INFORMATION:                                                        Number   Actual Balance
                                                                                         -------   --------------
                                                             BOP Repossessions                 7      $246,349.75
                                                 Plus Repossessions this Month                15       394,305.74
                                                             Less Liquidations                (5)    ($100,192.93)
                                                                                  --------------  ---------------
                                                             EOP Repossessions                17      $540,462.56
                                                                                  --------------  ---------------
                                                                                  --------------  ---------------
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VII.  REPURCHASES:                                                                     Number     Actual Balance
                                                                                       ------     --------------
                                                       Contracts Repurchased                0              $0.00
                                                                 or Replaced
                                                         Eligible Substitute                0              $0.00
                                                                   Contracts
                                                          Difference Paid by                0              $0.00
                                                                   Servicer
                                                                                        -----      -------------
                                                           Total Repurchases                0              $0.00
                                                                                        -----      -------------
                                                                                        -----      -------------


VIII. RESERVE ACCOUNT ACTIVITY
                                                               Reserve Fund Beginning Balance              $0.00
                                                                     Reserve Fund Draw Amount              $0.00
                                                                  Reserve Fund Deposit Amount              $0.00

IX.   MONTHLY ADVANCE
                                                                       Monthly Advance Amount              $0.00
                                                                  Outstanding Amount Advanced              $0.00


X.    DELINQUENCY RATIOS
                                                             Average 30-Day Delinquency Ratio               0.73%
                                                             Average 60-Day Delinquency Ratio               0.16%
                                                               Cumulative Realized Loss Ratio               0.01%
                                                                  Current Realized Loss Ratio               0.01%


XI.   RESIDUAL INTEREST DISTRIBUTION AMOUNT                                                          $879,690.24
                                                                                                    ------------
                                                                                                    ------------


XII.  LIQUIDATION LOSSES:
                                                    Previous Period Aggregate Net Liquidation         $12,515.04
                                                                                      Losses:
                                                     Current Period Aggregate Net Liquidation         $63,890.62
                                                                                       Losses:
                                                           Current Period Liquidation Losses:         $51,375.58


XIII. MISC.
                                                     Class M Principal Distribution Test Met?                 NO
                                                   Class B-1 Principal Distribution Test Met?                 NO
                                                         Clause X Amount                           16,249,893.00
                                                         Clause Y Amount                            9,999,998.00
                                                         Clause X Amount equal to or less than                NO
                                                                              Clause Y Amount?


XV.   CERTIFICATE ACCOUNT INTEREST:                                                                     23147.39

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